UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2015
MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01 13697	52-1604305

(State or Other	Commission File	(IRS Employer

Jurisdiction of	Number)	Identification No.)

Incorporation)

160 South Industrial Blvd., Calhoun, Georgia	30701
(Address of Principal Executive Offices)	(Zip code)
Registrant's telephone number, including area code (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2015, Mohawk Industries, Inc. (the “Company”) extended the termination date of its $500 million on-balance-sheet securitization facility (the “Securitization Facility”) from December 19, 2015 to December 19, 2016.
The information regarding the Securitization Facility set forth in the Company’s Current Reports on Form 8-K filed on December 21, 2012 and September 11, 2014 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 related to the Company’s Securitization Facility is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2015	/s/ R. David Patton
R. David Patton
Vice President-Business Strategy, General Counsel and Secretary